Exhibit 10.1

SECOND AMENDMENT
TO THE
TOOTSIE ROLL INDUSTRIES, INC.
POST 2004 EXCESS BENEFIT PLAN

WHEREAS, Tootsie Roll Industries, Inc. (the “Company”) adopted the Tootsie Roll Industries, Inc. Post-2004 Excess Benefit Plan effective January 1, 2005, which was most recently amended on November 4, 2015 (the “Plan”); and

WHEREAS, all employees whose benefits under the Pension Plan and the Profit Sharing Plans are limited by Section 401(a)(17) limitation, the Section 415 limitation or both, as such terms are defined under the Plan, automatically participate in, and accrue benefits under, the Plan;

WHEREAS, the Board has determined that it is in the best interests of the Company to retain authority as to who is eligible to participate in, and accrue benefits, under the Plan; and

WHEREAS, Paragraph 7 of the Plan authorizes the Company to amend the Plan.

NOW THEREFORE, the Company hereby amends the Plan, effective as of January 1, 2022 as follows:

1.Paragraph 1 is hereby amended by adding the following after the first sentence thereof:

“Notwithstanding the foregoing, the Company, by action of its Board (or an authorized committee thereof) or the Plan Administrator, may either (i) exclude an employee who participates in the Pension Plan from becoming a participant in the Plan or (ii) discontinue accruing additional employer credits under the Plan.”

2.Paragraph 2 is hereby amended by adding the following after the first sentence thereof:

“Notwithstanding the foregoing, the Company, by action of its Board (or an authorized committee thereof) or the Plan Administrator, may either (i) exclude an employee who participates in the Profit Sharing Plan(s) from becoming a participant in the Plan or (ii) discontinue accruing additional employer credits for one or more participants under the Plan.”

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IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed on its behalf by its duly authorized officer effective as of this 7th day of December 2021.

TOOTSIE ROLL INDUSTRIES, INC.

_____________________________________

Name: G. Howard Ember, Jr.

Its:Vice President/Finance and Chief Financial Officer

Attest:

_____________________________________

Name:

Its:

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